Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Dun & Bradstreet Holdings, Inc. (the “Company”) for the period ending June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bryan T. Hipsher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities
Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ BRYAN T. HIPSHER
Bryan T. Hipsher
Chief Financial Officer
(Principal Financial Officer)

August 3, 2021